                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


        THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Agreement") executed as of October 1, 1997, by and between THE KUSHNER-LOCKE COMPANY, a California corporation ("Employer" or the "Company"), and PETER LOCKE ("Employee") amends and restates effective as of October 1, 1997 the Employment Agreement dated as of October 1, 1988, as amended to date, between the parties. The parties hereto agree as follows:

        1. Employment of Employee and Duties. Employer hereby hires Employee and Employee hereby accepts employment upon the terms and conditions described herein. Employee shall be Co-Chairman of the Board and Co-Chief Executive Officer of Employer. Employee's duties shall include responsibility for and supervision of all of Employer's activities and projects with respect to television and motion picture production and distribution and such other activities and duties as Employer may reasonably require from time to time. Employee shall be the most senior executive of Employer along with Donald Kushner (so long as he shall be so employed), and Employee shall report solely to the Board of Directors of Employer (the "Board"). During the Term, Employee shall be elected as a director of Employer and each subsidiary thereof, and, if there is an Executive Committee, then as a member thereof. Employee agrees to use his best efforts to promote and further the reputation and good name of Employer and Employee shall promptly and faithfully comply with all instructions, directions, requests, rules and regulations made or issued by the Board of Directors from time to time.

        2.  Exclusivity.

            (a) Employee shall use his full business time and efforts in the discharge of his duties hereunder and shall faithfully and industriously and to the best of his ability, experience, and talent, perform all of the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Employer. Such duties shall be rendered at such place or places as Employer shall in good faith require within the County of Los Angeles, State of California, or, on any occasional basis, at such other places as the interests, needs, business, and opportunities of Employer shall require or deem advisable.

            (b) Employee's business services shall be exclusive to Employer; provided, however, that Employee may render incidental services (such as serving as a member of a board of directors) and devote such time as is reasonably necessary to manage his personal business affairs that do not interfere with the discharge of his duties hereunder. During the term of this Agreement, Employee shall not be engaged, employed, concerned or have any financial interest, directly or indirectly, in any corporation, partnership, firm or entity that is in competition with Employer; provided, however, that notwithstanding the foregoing, Employee shall not be prohibited from owning, directly or indirectly, up to five percent (5%) of the outstanding securities of any publicly traded company that is in competition with Employer, provided that such five percent (5%) interest does not provide a direct or indirect controlling interest in such company.

            (c) Employee may devote such time and activity as he may reasonably require to enable him to administer, monitor and collect such revenues, reimbursements, fees or other sums to which he may be entitled, and to provide incidental and limited services outside of his employment hereunder and retain any compensation or other income related thereto with respect to completed productions not owned by the Company and owned by Employee as of the date hereof as set forth below, so long as such activities and services do not materially interfere with Employee's performance of his obligations hereunder. Employee now owns certain rights in the property "The Hills Have Eyes III." The Company may, but shall not be obligated to, purchase an option for such rights from Employee. Employee may retain any payments made by the Company to him for such rights and as a result of future exploitation.

        3. Term of Agreement. This Agreement shall commence on October 1, 1997 and shall continue, unless terminated as provided in Section 10 hereof, for five
(5) years from the date hereof (the "Term"). Each year of the Term, commencing as of October 1, is referred to herein as an "Employment Year."

        4. Compensation. During the term of this Agreement, Employer shall pay to Employee, in full payment for Employee's services hereunder, the following compensation:

            (a) Base Salary. Employee shall receive a salary (the "Base Salary") of Four Hundred Twenty-Five Thousand Dollars ($425,000) per annum. Commencing with the second Employment Year, and for each subsequent Employment Year, the amount of the Base Salary shall be increased by Twenty-Five Thousand Dollars ($25,000) over the then Base Salary payable to Employee, but such Base Salary shall not exceed Five Hundred Twenty-Five Thousand Dollars ($525,000) per annum for any Employment Year.

        (b) Profit Bonus.

            Employee shall be paid a bonus (the "Profit Bonus"), if any, for each Employment Year (or portion thereof) commencing with the first Employment Year, in an amount equal to a percentage as set forth below of the "Earnings Before Income Taxes" calculated prior to Employee's and Donald Kushner's profit bonus ("EBIT"), as reflected on Employer's annual consolidated financial statements, as certified by the independent public accountants retained by Employer at such time (the "Accountants") and as filed with the Securities and Exchange Commission (the "SEC") on the Employer's Form 10-K with respect to such Employment Year. Such percentage utilized for the determination of Profit Bonus, if any, for each Employment Year shall be calculated as follows:

                                             Through EBIT           Profit Bonus
               EBIT Above:                Up To and Including:        Percentage
               -----------                --------------------        ----------
               0                             $2 million                   0%
               $2 million                    $4 million                   5%
               $4 million                    $6 million                 5.5%
               $6 million                    $8 million                   6%
               $8 million                    Not applicable             7.5%

        For EBIT above Two Million Dollars ($2,000,000) and up to and including Four Million Dollars ($4,000,000), the five percent (5%) Profit Bonus percentage shall be applied to the first dollars of EBIT up to and including Four Million Dollars ($4,000,000). However, for EBIT above Four Million Dollars ($4,000,000), the applicable higher Profit Bonus percentage(s) shall only be applied to the amount of EBIT within the range corresponding to such higher Profit Bonus percentage(s). By way of example only, assuming EBIT for any applicable fiscal year is Five Million Dollars ($5,000,000), the Profit Bonus for such fiscal year would be Two Hundred Fifty-Five Thousand Dollars ($255,000) based on the following calculation: (($4,000,000 x .05) + ($1,000,000 x .055)).

        The Employment Year and the fiscal year of the Company are currently the same. If at any time the fiscal year is changed then appropriate adjustments must be made to the provisions involved in calculating Profit Bonus. Notwithstanding the foregoing provisions, in no event shall the Profit Bonus with respect to any full fiscal year exceed two (2) times the Base Salary for such fiscal year (such maximum amount being pro-rated for any partial year).

            (c) The Profit Bonus shall be payable within ten (10) days following the delivery of the opinion of the Accountants on the year-end financial statements of the Company (for such fiscal year). Employer shall use its good faith reasonable efforts to cause the Accountants, within ninety (90) days of the close of such fiscal year, to certify such statements and issue its opinion.

            (d) Options. Employer hereby confirms that Employer unconditionally committed to issue as of August 1, 1997 options to purchase 500,000 shares on a pre-split basis of Employer's common stock, no par value (the "Common Stock") at an exercise price equal to the closing price of the Common Stock on such date (subject to appropriate adjustment based on the reverse stock split) and vesting on a time vesting basis (the "Time Vesting Options") and options to purchase an additional 500,000 shares on a pre-split basis of the Common Stock at the same exercise price vesting on a time vesting basis but exercisable only upon Employer's achievement of certain annual operating income targets or Employer's Common Stock reaching certain public trading prices (the "Performance Options"). The aforesaid options have been granted under Employer's 1988 Stock Incentive Plan, as amended (the "Plan") as evidenced (on a post-split basis) by the option agreements set forth in Exhibit A and Exhibit B hereto.

        5. Benefits. During the Term of this Agreement, Employer shall provide the following fringe benefits to Employee.

            (a) Employee and his eligible dependents shall be included in any group hospital, surgical, medical and dental benefit plans of the Company or, at Employee's option, the Company shall reimburse Employee for the out-of-pocket cost of his premiums if he has his own policy and is not covered under the Company's applicable group hospital, surgical, medical and dental benefit plans, up to a maximum amount equal to the savings the Company realizes as a result of not insuring Employee.

            (b) The Company agrees to provide a life insurance policy (the "Policy") on the life of Employee in the face amount of Three Million Five Hundred Thousand Dollars ($3,500,000) with a split dollar ownership structure. The Company and Employee shall share the premiums on such policy and the incidents of ownership in accordance with a Split Dollar Agreement to be entered into between the Company and Employee contemporaneously herewith. If Employee is terminated by the Company (other than pursuant to Section 10(a)) or by Employee for cause pursuant to Section 10(b), the Company shall promptly pay to the insurance company to whom premiums are payable with respect to the Policy an amount equal to the present value of any and all unpaid Company premiums on such Policy for the ten (10) year period commencing February 12, 1997, less any premiums which have already been paid. The Company will cause The Kushner-Locke Company Shareholders' Cross-Purchase Agreement, dated October 1, 1988, as amended, and the Trust Agreement, dated October 1, 1988, as amended, entered into thereunder to be terminated.

            (c) Within 10 days following the termination of Employee for any reason (other than death), at Employee's request, the Company shall assign any key-man life insurance policies insuring the life of Employee and in favor of the Company to Employee, whereupon Employee shall assume all related premium payment and other obligations, and the Company shall not be responsible for further premium payments on any such policy or policies; provided, however, that, in the event Employee terminates his employment, or if, at the time of any termination Employee is critically or terminally ill, the Company shall have the option of retaining such life insurance policy or policies and continuing to pay all premiums as they come due for up to one year after such termination, after which time such policy or policies shall be assigned to Employee. Any benefits paid for an event occurring within such one year period shall be paid to and remain the property of the Company. Notwithstanding the foregoing, however, the Company shall have no obligation to assign any such key-man life insurance policy or take any action relating thereto if such action would cause, upon notice or with lapse of time, or both, the Company to be in default of any material agreement, including, without limitation, any credit agreements or guarantees.

            (d) During the Term hereof, the Company, subject to Employee's insurability at a reasonable cost, agrees to pay to Employee as additional compensation to Executive an amount equal to the premiums on a portable, individual disability income insurance policy providing benefits of $15,000 per month (or the maximum available at standard rates, if less)


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
during the period of any disability. The Company shall have no interest in or claim to the policy or the proceeds thereof.

            (e) Employer shall provide Employee with a monthly automobile allowance at a rate not to exceed Twenty-One Thousand Six Hundred Dollars ($21,600) per Employment Year.

            (f) Employer shall reimburse Employee for the cost of the monthly base operating fee and for business related calls made or received by Employee from his car phone. Reimbursement of such expenses shall be made only against receipts and a signed itemized list of such expenditures. The car phone will remain the sole property of Employee.

            (g) In accordance with their terms, Employee shall be entitled to participate in any plans or agreements, if any, that Employer may maintain with respect to retirement benefits applicable to Employer's executive officers.

            (h) The Company will pay for or reimburse Employee for all first-class travel and all other out-of-pocket business or entertainment expenses reasonably incurred by him in connection with the performance of his duties hereunder. Employee will attend conventions, symposia, film and television festivals and other business meetings selected by him and reasonably related to the business of the Company, and will be required to be on location for production of Employee's programs, and the reasonable expenses of such attendance by Employee and, if he is required to be out of Los Angeles for more than one week, the reasonable expenses of his spouse, up to but not in excess of $10,000 in the aggregate in any Employment Year, will be paid for or reimbursed by the Company. Employee acknowledges that the Company may be obligated to withhold from his Base Salary and/or deliver Form 1099 regarding the compensation elements inherent in any of the fringe benefits paid hereunder.

            (i) The Company will pay for or reimburse Employee for the initiation fee (not to exceed $1,000) and the monthly dues (not to exceed $175.00 per month) for membership in an athletic or country club, which membership, in the sole opinion of Employee will assist Employee in the development of relationships valuable to Employee's position in the entertainment community.

            (j) In addition to the benefits provided above, Employer shall provide Employee with a non-accountable expense allowance equal to Twenty-Five Thousand Dollars ($25,000) per year (before deduction of all required withholding taxes), payable quarterly in advance on the 1st day of each quarter commencing October 1, 1997.

        6. Vacation. Employee shall be entitled to take four (4) weeks (20 business days) of paid vacation which shall accrue monthly during each twelve
(12) months of Employee's employment hereunder, and which vacation shall be taken on dates to be selected by mutual agreement of the Company and Employee. Paid vacation days will not accrue at any time Employee has accrued 30 days or more of unused vacation time.

        7. Credit. Subject to obligations of the Company to third parties Employee shall be accorded credit as an executive producer or producer at Employee's election on all Covered Programs (as defined below), the production of which commenced at any time Employee was employed by the Company. Such credit shall be in the main titles and shall be equal in size, type and style of the credits accorded other producers or executive producers on the respective Covered Programs. The foregoing credit shall be accorded in all paid ads issued by or under the direct control of Company. Except as expressly provided herein, Company shall, in its sole discretion, determine the manner, form, size, style, nature and placement of any credit given to Employee. No casual or inadvertent failure to comply with the foregoing credit provisions will constitute a breach of this Agreement. Company shall use its reasonable efforts to cure prospectively any breach of these credit provisions following receipt of notice of same from Employee.

"Covered Program" means any production: (i) the teleplay or screenplay of which was written in whole or part at any time Employee was employed by the Company,
(ii) the underlying property or rights to which were acquired at any time Employee was employed by the Company, (iii) with respect to which a production order was received at any time Employee was employed by the Company; and (iv) principal photography of which took place in whole or part at any time Employee was employed by the Company, and/or which was delivered to the initial licensee at any time Employee was employed by the Company.

        8. Rights and Materials. Company and Employee acknowledge and confirm that the relationship between them is exclusively that of an employer and employee, and that Company's obligations to Employee are exclusively contractual in nature. Company shall own, in perpetuity, throughout the universe, all right, title and interest in and to the results and proceeds of Employee's services hereunder and all material produced thereby and/or furnished by Employee, of any kind and nature whatsoever, it being understood and agreed that Company hereby acquires the maximum rights permitted to be obtained by employers and purchasers of literary material and other proprietary rights and information. Any such materials and/or ideas submitted to Company hereunder shall automatically become the property of Company and Employee hereby transfers and agrees to transfer and assign to Company all of said rights and materials (including, without limitation, all copyrights and similar protections, renewals and extensions of copyright, and any and all causes of action that may have heretofore accrued to Employee's favor for infringement of copyright), it being understood that Employee, for purposes hereof, is acting entirely as Company's employee-for-hire. Employee, shall, at Company's request, execute and deliver to Company or procure the execution and delivery to Company of such documents or other instruments which Company may from time to time deem necessary or desirable to evidence, maintain and protect its rights hereunder and to carry out the intent and purposes of this Agreement and to convey to Company all rights in and to the material supplied to Company by Employee hereunder. Employee shall not, except as provided in writing to the contrary by a separate agreement signed by the parties, render at his own initiative or be required to render any writing services which may be covered by the Writers Guild of America Basic Agreement then in effect during the course of Employee's employment hereunder. It is acknowledged that Employee will be acting solely as a producer in a supervisory capacity and not as a "writer" as defined in said Basic Agreement.

        9. Name and Likeness. Employee grants to the Company the right to use, and permit others to use, Employee's name, likeness, voice, biography, photograph and picture, in connection with Employee's services, the Covered Programs, and the advertising or exploitation of the same, for promotional, commercial advertising, publicity or other commercial exploitation purposes in connection with any product, commodity or service produced, manufactured, licensed or distributed by Company or any station, network or other licensee of any Covered Programs or any rights hereunder or the sponsor or advertising agency of the foregoing, provided that such use is not in the nature of a direct endorsement of any such product, commodity or service without Employee's consent. Employee shall be consulted with respect to the likeness, biography, photographs and pictures to be used in connection with the foregoing. However, Employee shall have the right to cause the Company to change the name of the Company to remove Employee's name, provided such right is executed within one year after the expiration or termination of the Term and the Company may use the name for one year after notice of Employee's exercise of such right (or such longer period of time as reasonably necessary to cause the Company not to default under any indebtedness for borrowed money or other material agreement). Notwithstanding the change of the name of the Company, the Company may continue in perpetuity to use Employee's name as part of the Company name on all Company product released with his name thereon prior to the termination of the right to use the name.

        10. Termination.

            (a) Termination by Company "For Cause". The Company may terminate this Agreement for cause, or upon the disability of Employee. For purposes of this Agreement, the term "cause," when used in connection with the termination by the Company under this Section 10(a), shall be limited to: (i) the willful engaging by Employee in gross misconduct which is materially injurious to the Company; (ii) conviction of Employee of a felony (A) involving any financial impropriety, or (B) which would materially interfere with Employee's ability to perform his services required under this Agreement or otherwise be materially injurious to the Company in the good faith judgment of the Board of Directors; or (iii) the failure of Employee to perform in a material respect his obligations under this Agreement without proper cause. For purposes of this
Section 10(a) no act, or failure to act, on Employee's part shall be considered "willful" unless done, or admitted to be done, by Employee in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. For purposes of this Agreement, "disability" is defined as the incapacity, illness or mental or physical disability which incapacitates or prevents Employee from rendering his services to the Company for a period of 180 days consecutive days or 180 days in the aggregate during any twelve (12) month period during the Term. The Company may terminate this agreement upon the death of Employee.

            (b) Termination by Employee "For Cause". Employee shall have the right to terminate this Agreement for cause. For purposes of this Agreement, the term "cause" when used in connection with the termination by Employee under this
Section 10(b), shall be limited
to: (i) the failure of the Company to perform in a material respect its obligations under this Agreement without proper cause; (ii) the wrongful termination by the Company of this Agreement; (iii) the failure to elect Employee as a member of the Board of Directors or Executive Committee of the Company and each subsidiary to which Employee has, from time to time, requested that he be elected, or to elect Employee as the senior executive officer (other than Donald Kushner who may have equal seniority) of the Company and each subsidiary to which Employee has, from time to time, requested he be elected, with duties and responsibilities commensurate with such position, provided, however, that Employee is ready, willing and able to serve in such capacities;
(iv) the material reduction in the aggregate benefits provided to Employee pursuant to this Agreement; (v) the relocation of the Company's principal office or the principal place where Employee is to perform his duties by more than twenty-five (25) miles except as otherwise permitted or required pursuant to this Agreement; (vi) upon notice by Employee within 180 days following a Change of Control of the Company; or (vii) the failure of the Company to maintain directors and officers insurance covering Employee to the extent reasonably available.

            (c) Except for a termination pursuant to Section 10(b)(vi), any termination of this Agreement by the Company pursuant to Section 10(a) (if for cause) or by Employee pursuant to Section 10(b) above shall be effective only if
(i) the terminating party exercises such right of termination by written notice delivered to the non-terminating party within sixty (60) days of the terminating party having actual knowledge of the event giving rise to the right of termination, which notice shall specify in reasonable detail the events giving rise to, and the reasons for, such termination; and (ii) except as to the cause defined in Section 10(a)(ii) or Section 10(b)(vi), the non-terminating party shall have failed to correct or reverse the event giving rise to such right of termination within thirty (30) days of the giving of such notice. Such termination shall be effective upon the expiration of the period referred to in item 10(c)(i) or (ii) above, as the case may be.

            (d) If this Agreement is terminated by the Company pursuant to
Section 10(a), the Company shall pay to Employee the accrued amount of the compensation, benefits, reimbursement and other sums payable pursuant to this Agreement, prorated through the date of termination (other than proper expense reimbursements which will be paid in full). Except for the amounts payable by the Company pursuant to the preceding sentence, all obligations of the Company with respect to compensation and benefits under this Agreement shall cease upon any such termination.

            (e) If this Agreement is terminated for any reason: (i) Employee shall have no further obligation under this Agreement (except with respect to those provisions of this Agreement which, by their terms, require performance by the parties subsequent to termination of this Agreement). If this Agreement is terminated by Employee pursuant to Section 10(b) or by Employer (other than pursuant to Section 10(a) or as a result of Employee's death or disability), Employee shall be entitled immediately to all compensation and benefits provided for in this Agreement for the remainder of the Term which shall be discounted at the rate of 10% per annum but not be reduced by any amounts earned or received by Employee from any third party


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
at any time. If this Agreement is terminated by Employee pursuant to Section 10(b) or wrongfully by the Company, all unvested options theretofore granted to Employee shall immediately vest. Without limiting the generality of the foregoing, in the case of any termination of this Agreement by Employee pursuant to Section 10(b) there shall be no requirement on the part of Employee to mitigate damages and no amounts received by him from others may be used to mitigate damages.

            (f) Nothing contained in this Agreement shall limit the other rights and remedies, at law or in equity, of the Company or Employee in the event of a breach by any party of any of its or his obligations pursuant to this Agreement, and the parties acknowledge that the non-breaching party may proceed, at its option, pursuant to this Section 10, or by an action at law or in equity arising from such breach, or any combination of the foregoing.


        11. Trade Secrets of Employer; Non-Solicitation.

            (a) During the term of this Agreement, Employee will have access to and become acquainted with various trade secrets of Employer, including, without limitation, scripts, stories, treatments, ideas, photographs, films, videotapes, drawings, devices, secret inventions, processes, compilations of information, records, and specifications, that are owned by Employer and that are regularly used in the operation of the business of Employer ("Trade Secrets"). Employee shall not discuss any Trade Secrets, directly or indirectly, or use them in any way, either during the term of this Agreement, or at any time thereafter, except as required in the course of his employment by Employer. All scripts, stories, treatments, ideas, files, photographs, film, videotape, drawings, records, documents, and specifications and similar items relating to the business of Employer, whether prepared by Employee or otherwise, coming into his possession shall remain the exclusive property of Employer, and shall not be removed for purposes other than work related from the premises where the work of Employer is being carried on without prior written consent of Employer. Nothing contained in this Section 11 shall prevent Employee from competing with Employer subsequent to the termination of this Agreement; provided, however, that Employee shall not utilize subsequent to the termination of this Agreement Trade Secrets of Employer obtained by Employee during the term of this Agreement.

            (b) During the period ending two (2) years following the termination of this Agreement, Employee shall not solicit or induce any of the Company's or its subsidiaries' employees to terminate their employment with the Company or any of its subsidiaries or hire or cause any of the then current employees of the Company or any of its subsidiaries to be hired by any other company in which Employee is an officer, director, consultant, employee or investor.

        12. Services Unique. Employee acknowledges that his services hereunder are special, unique, unusual and extraordinary in character, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, and by reason thereof, Employee agrees that Employer shall be entitled to injunctive or other equitable relief to prevent or curtail any breach of this Agreement by Employee. In the event of any breach by Employer of this Agreement, Employee shall be limited to Employee's remedy at law for damages, if any.

        13. Notices.

            All notices, requests, demands and other communications pertaining to the subject matter hereof shall be in writing and shall be deemed to be duly rendered upon personal delivery or telefax or, if mailed, seven (7) days after deposit in the United States mail, postage prepaid, registered or certified with return receipt requested and addressed as follows, or as either party may hereafter designate to the other in writing:

               IF TO EMPLOYER:                 The Kushner-Locke Company
                                               11601 Wilshire Boulevard
                                               Twenty-First Floor
                                               Los Angeles, California  90025
                                               Attn:  Chief Financial Officer

               IF TO EMPLOYEE:                 Peter Locke
                                               11601 Wilshire Boulevard
                                               Twenty-First Floor
                                               Los Angeles, California  90025

               If to either, then cc:          Barry L. Dastin, Esq.
                                               Kaye, Scholer, Fierman,
                                               Hays & Handler LLP
                                               1999 Avenue of the Stars
                                               Suite 1600
                                               Los Angeles, CA 90067

        14. Attorneys' Fees, Expenses.

            In the event of any dispute or litigation arising out of or relating to the meaning, interpretation or breach of or compliance or non-compliance with the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, to be paid by the losing party. Each party shall bear its own expenses in connection with the execution and delivery of this Agreement except that Employer shall reimburse Employee for his actual out-of-pocket legal expenses in connection therewith up to but not exceeding $10,000.

        15. Jurisdiction, Severability and Integration.

            This Agreement has been executed in and shall be governed by and construed in accordance with the laws of the State of California without giving effect to any conflict of law provisions thereof. If any provisions of this Agreement shall be invalid or unenforceable for any reason and to any extent, the remainder of this Agreement shall not be affected thereby, but


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
rather shall be enforced to the greatest extent permitted by law. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings and agreements, either oral or written, between and among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

        16. Binding Agreement.

            This Agreement shall be binding upon the parties hereto, their successors and assigns, and legal representatives, but may not be assigned or delegated without the prior written consent of the other party(ies). This Agreement, together with all outstanding option agreements between Employer and Employee, supersedes and replaces all prior employment agreements, as amended, or similar understandings, between the parties hereto, each of which agreements are hereby terminated, but does not supersede any outstanding option agreements.

        17. Counterparts.

            This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterparts.

               IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the date first above written.

"Employer"                             THE KUSHNER-LOCKE COMPANY,
                                       a California corporation


                                       By:_________________________________

                                       Title:______________________________


"Employee"                             _____________________________________
                                       PETER LOCKE

                                   EXHIBIT A

                   STOCK OPTION AWARD AGREEMENT (TIME VESTING)


        THIS AWARD AGREEMENT is dated as of the 1st day of October, 1997, by and between THE KUSHNER-LOCKE COMPANY, a California corporation (the "Corporation") and PETER LOCKE ("Participant").

                              W I T N E S S E T H

        WHEREAS, pursuant to the Corporation's 1988 Stock Incentive Plan (the "Plan"), the Corporation's Stock Option Committee, acting through the non-employee director members thereof (the "Committee"), committed to grant to the Participant, effective as of August 1, 1997 (for purposes of such grant, the "Award Date"), a non-qualified stock option (the "Option") to purchase all or any part of 83,333 shares of Common Stock (on a post reverse stock split basis), without par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Grant of Option. The Corporation has granted to the Participant as a matter of separate inducement and agreement in connection with the Participant's employment with, or other services to, the Corporation, but not in lieu of any salary or other compensation for such services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter and therein set forth, all or any part of an aggregate of 83,333 shares of Common Stock at the exercise price of $1.875 per share (the "Price"), exercisable from time to time, subject to the provisions of this Award Agreement prior to the close of business on August 1, 2007, unless earlier terminated pursuant to the provisions of the Plan upon termination of Participant's relationship with the Corporation, which provisions are incorporated herein by this reference (the "Expiration Date").

        2. Exercisability of Option. Except as otherwise provided in this Award Agreement, the Option shall vest from time to time, as follows:

               16,667 shares shall vest on August 1, 1998
               16,666 shares shall vest on August 1, 1999
               16,667 shares shall vest on August 1, 2000
               16,667 shares shall vest on August 1, 2001
               16,666 shares shall vest on August 1, 2002

provided, however, that the Option may not be exercised as to less than 100 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under the Option. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

        3. Method of Exercise and Payment.

            (a) Exercise of Option. Each exercise of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is then being exercised, together with any written statements required pursuant hereto or under the Plan and payment of the Price in full in cash or by check payable to the order of the Corporation. The Participant may, in lieu of payment of a portion or all of the Price in cash or by check, also deliver in payment of a portion or all of the Price, certificates evidencing Common Stock valued at the aggregate amount of such portion or all of the Price, each share of Common Stock shall be valued at the Fair Market Value on the date of exercise of the Option. At the option of the Committee, the Participant may, in lieu of payment of a portion or all of the Price in cash, by check or in certificates evidencing Common Stock, pay for all or a portion of the Price by means of a promissory note to the Corporation, on such terms and conditions, including as to security, as the Committee may determine.

        4. Continuance of Employment. Nothing contained in this Award Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of, or to continue rendering services to, the Corporation or constitute any contract or agreement of engagement or employment. The Participant acknowledges that the Corporation has the right to terminate the Participant's employment or services at will except as may be otherwise provided by separate agreement. Nothing contained in this Award Agreement or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment or services of the Participant at any time for any reason whatsoever, with or without cause, or (ii) reduce the Participant's compensation.

        5. Non-Assignability of Option. Interest in the Option shall not be subject to sale, transfer, pledge, assignment, encumbrance, change or alienation other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or his permitted transferees, may exercise it on behalf of the spouse of the Participant or such spouse's successor in interest.

        6. Adjustments Upon Specified Changes. Upon the occurrence of certain events relating to the Corporation's stock as set forth in the Plan, including stock splits, combinations, extraordinary cash dividends or mergers in which the Corporation is not the Surviving Corporation, adjustments will be made in the number and kind of shares that may be issuable under, or in the consideration payable with respect to, the Option as such adjustments are set forth in the Plan.

        7. Acceleration. Upon the occurrence of certain Events, including a Change of Control or in the event Participant's Employment Agreement, dated as of October 1, 1988, as amended, is terminated by Participant under Section 10(b) thereof, or is wrongfully terminated by the Corporation, the Option shall become immediately vested and exercisable to the full extent theretofore not either vested or exercisable unless prior to the Event the Board determines otherwise. Notwithstanding the forgoing, however, any acceleration of this Option shall comply with all applicable regulatory requirements and the Plan.

        8. Application of Securities Laws.

        (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Commission, and any other regulatory agencies, including any state securities agencies having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Participant represents, agrees and certifies that:

            (1) The Participant understands that the Option and the shares issuable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities or blue sky law in reliance on available exemptions and that the Corporation is relying upon the Participant's representations and warranties herein in availing itself of said exemptions.

            (2) The Participant has had a full opportunity to ask questions of and receive answers from the Chief Financial Officer and the President of the Company concerning the terms and conditions of this investment. The Participant has received and reviewed carefully a copy of the Plan.

            (3) The Participant (a) can bear the economic risk of losing the Participant's entire investment; and (a) has adequate means of providing for the Participant's current needs and possible personal contingencies.

            (4) The Option hereby granted to the Participant is being acquired solely for the Participant's own account for investment purposes, and is not being purchased with a view to or for the purposes of the resale, transfer or other distribution thereof; and the Participant has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, transfer or distribution and the Participant further agrees that the Option and Common Stock acquired pursuant to the exercising of the Option will not be resold, transferred or otherwise distributed without (a) first having presented to the Corporation a written opinion of legal counsel in form and substance satisfactory to the Corporation's counsel indicating the proposed transfer will not be in violation of any of the provisions of the Act and applicable state securities laws and the rules and regulations promulgated thereunder or (b) a registration statement covering the resale of such Common Stock being effective. The Participant recognizes that a legend reading substantially as follows shall be placed on all certificates representing the Common Stock as well as on the Option issued pursuant hereto and a stop order shall be placed in the stock register of the Corporation against a transfer of same in accordance with the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

            (5) The Participant either has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of the Participant's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Corporation or any affiliated or selling agent, directly or indirectly, can be reasonably assumed to have the capacity to protect his own interests in connection with acquisition of the Option and exercise thereof.

        The foregoing representations and warranties are true and accurate as of the Award Date and of the date of delivery of Common Stock acquired pursuant to the Option and shall survive such date and such delivery. If, in any respect, such representations and warranties shall not be true and accurate as of any of the foregoing dates, the Participant shall give written notice of such fact to the Corporation specifying which representations and warranties are not true and accurate and the reasons therefor.

            (b) The Committee may impose such conditions on the Option or on its exercise or acceleration or on the payment of any withholding obligation (including, without limitation, restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

        9. Notices. Any notice to be given to the Corporation under the terms of the Award Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be sent to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given on the date of delivery, if delivered by hand, or 3 days after deposit into U.S. mails of a notice sent by registered or certified mail (postage and registry or certification fee prepaid) or the date after being timely delivered to a recognized messenger service or overnight courier for next day delivery (delivery charges prepaid).

        10. Effect of Award Agreement. The Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation to the extent provided in the Plan and to any permitted successor, assign and transferee of the Participant.

        11. Tax Withholding. The provisions of the Plan are hereby incorporated and shall govern any withholding that the Corporation is required to make with respect to an exercise of the Option as well as the Corporation's right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities. No Common Stock acquired pursuant to an exercise of the Option may be transferred to the Participant or any permitted successor, assign or transferee unless and until the Corporation has withheld, or has received payment from the Participant or such permitted successor, assign or transferee of, all amounts the Corporation is so required to withhold.

        12. Terms of the Plan Govern. Except with respect to terms specifically set forth in this Award Agreement, the Award and this Award Agreement are subject to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan. The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

        13. Laws Applicable to Construction. The interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California without giving effect to any conflict of law provisions.

        IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his hand as of the date and year first above written.

                                       THE KUSHNER-LOCKE COMPANY


                                       By:_____________________________
                                          Bruce Lilliston
                                          President


                                       PARTICIPANT


                                       ________________________________
                                       Peter Locke


                                       ________________________________
                                       (Address)

                                       ________________________________
                                       (City, State, Zip Code)


                                       ________________________________
                                       (Social Security Number)

                                   EXHIBIT B

                   STOCK OPTION AWARD AGREEMENT (PERFORMANCE)


        THIS AWARD AGREEMENT is dated as of the 1st day of October, 1997, by and between THE KUSHNER-LOCKE COMPANY, a California corporation (the "Corporation") and PETER LOCKE ("Participant").

W I T N E S S E T H

        WHEREAS, pursuant to the Corporation's 1988 Stock Incentive Plan (the "Plan"), the Corporation's Stock Option Committee, acting through the non-employee director members thereof (the "Committee"), committed to grant to the Participant, effective as of August 1, 1997 (for purposes of such grant, the "Award Date"), a non-qualified stock option (the "Option") to purchase all or any part of 83,333 shares of Common Stock (on a post reverse stock split basis), without par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Grant of Option. The Corporation has granted to the Participant as a matter of separate inducement and agreement in connection with the Participant's employment with, or other services to, the Corporation, but not in lieu of any salary or other compensation for such services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter and therein set forth, all or any part of an aggregate of 83,333 shares of Common Stock at the exercise price of $1.875 per share (the "Price"), exercisable from time to time subject to the provisions of this Award Agreement prior to the close of business on August 1, 2007, unless earlier terminated pursuant to the provisions of the Plan upon termination of Participant's relationship with the Corporation, which provisions are incorporated herein by this reference (the "Expiration Date").

        2. Exercisability of Option. Except as otherwise provided in this Award Agreement, the Option shall vest from time to time, as follows:

               16,667 shares shall vest on August 1, 1998
               16,666 shares shall vest on August 1, 1999
               16,667 shares shall vest on August 1, 2000
               16,667 shares shall vest on August 1, 2001
               16,666 shares shall vest on August 1, 2002

provided, however, that no vested options may be exercised except in the following circumstances: 1/3 of all vested options may be exercised commencing the earlier of (x) the day following the date the average closing price of the Common Stock for the previous twenty (20) consecutive trading days, as quoted on the Nasdaq National Market or other principal national stock exchange or market on which the Common Stock is then listed (the "Market Price"), is equal to or greater than $3.00 or
(y) the day after the Corporation announces its fiscal year earnings if, in such fiscal year, the Corporation earns, exclusive of extraordinary gains or losses, at least 85% of its projected earnings before taxes pursuant to the Corporation's business plan previously approved by the Board of Directors; an additional 1/3 of all vested options may be exercised commencing the earlier of
(x) the day following the date the average closing price of the Common Stock for the previous twenty (20) consecutive trading days as so quoted is equal to or greater than $4.50 or (y) the day after the Corporation announces its fiscal year earnings if, in any two fiscal years during the term hereof, the Corporation earns, exclusive of extraordinary gains or losses, at least 85% of its projected earnings before taxes pursuant to the Corporation's business plan previously approved by the Board of Directors; and the remaining 1/3 of all vested options may be exercised commencing the earlier of (x) the day following the date the average closing price of the Common Stock for the previous twenty
(20) consecutive trading days as so quoted is equal to or greater than $6.00 or
(y) the day after the Corporation announces its fiscal year earnings if, in any three fiscal years during the term hereof, the Corporation earns, exclusive of extraordinary gains or losses, at least 85% of its projected earnings before taxes pursuant to the Corporation's business plan previously approved by the Board of Directors.

        In addition, the Option may not be exercised as to less than 100 shares at any one time unless the number of shares purchased is the total number at the time available for purchase under an installment of the Option. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.


        3.  Method of Exercise and Payment.

            (a) Exercise of Option. Each exercise of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is then being exercised, together with any written statements required pursuant hereto or under the Plan and payment of the Price in full in cash or by check payable to the order of the Corporation. The Participant may, in lieu of payment of a portion or all of the Price in cash or by check, also deliver in payment of a portion or all of the Price, certificates evidencing Common Stock valued at the aggregate amount of such portion or all of the Price, each share of Common Stock shall be valued at the Fair Market Value on the date of exercise of the Option. At the option of the Committee, the Participant may, in lieu of payment of a portion or all of the Price in cash, by check or in certificates evidencing Common Stock, pay for all or a portion of the Price by means of a promissory note to the Corporation, on such terms and conditions, including as to security, as the Committee may determine.

        4. Continuance of Employment. Nothing contained in this Award Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of, or to continue rendering services to, the Corporation or constitute any contract or agreement of engagement or employment. The Participant acknowledges that the Corporation has the right to terminate the Participant's employment or services at will except as may be otherwise provided by separate agreement. Nothing contained in this Award Agreement or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment or services of the Participant at any time for any reason whatsoever, with or without cause, or (ii) reduce the Participant's compensation.

        5. Non-Assignability of Option. Interest in the Option shall not be subject to sale, transfer, pledge, assignment, encumbrance, change or alienation other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or his permitted transferees, may exercise it on behalf of the spouse of the Participant or such spouse's successor in interest.

        6. Adjustments Upon Specified Changes. Upon the occurrence of certain events relating to the Corporation's stock as set forth in the Plan, including stock splits, combinations, extraordinary cash dividends or mergers in which the Corporation is not the Surviving Corporation, adjustments will be made in the number and kind of shares that may be issuable under, or in the consideration payable with respect to, the Option as such adjustments are set forth in the Plan.

        7. Acceleration. Upon the occurrence of certain Events, including a Change of Control or in the event Participant's Employment Agreement, dated as of October 1, 1988, as amended, is terminated by Participant under Section 10(b) thereof, or is wrongfully terminated by the Corporation, the Option shall become immediately vested and exercisable to the full extent theretofore not either vested or exercisable unless prior to the Event the Board determines otherwise. Notwithstanding the forgoing, however, any acceleration of this Option shall comply with all applicable regulatory requirements and the Plan.

        8. Application of Securities Laws.

        (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Commission, and any other regulatory agencies, including any state securities agencies having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Participant represents, agrees and certifies that:

            (1) The Participant understands that the Option and the shares issuable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities or blue sky law in reliance on available exemptions and that the Corporation is relying upon the Participant's representations and warranties herein in availing itself of said exemptions.

            (2) The Participant has had a full opportunity to ask questions of and receive answers from the Chief Financial Officer and the President of the Corporation concerning the terms and conditions of this investment. The Participant has received and reviewed carefully a copy of the Plan.

            (3) The Participant (a) can bear the economic risk of losing the Participant's entire investment; and (a) has adequate means of providing for the Participant's current needs and possible personal contingencies.

            (4) The Option hereby granted to the Participant is being acquired solely for the Participant's own account for investment purposes, and is not being purchased with a view to or for the purposes of the resale, transfer or other distribution thereof; and the Participant has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, transfer or distribution and the Participant further agrees that the Option and Common Stock acquired pursuant to the exercising of the Option will not be resold, transferred or otherwise distributed without (a) first having presented to the Corporation a written opinion of legal counsel in form and substance satisfactory to the Corporation's counsel indicating the proposed transfer will not be in violation of any of the provisions of the Act and applicable state securities laws and the rules and regulations promulgated thereunder or (b) a registration statement covering the resale of such Common Stock being effective. The Participant recognizes that a legend reading substantially as follows shall be placed on all certificates representing the Common Stock as well as on the Option issued pursuant hereto and a stop order shall be placed in the stock register of the Corporation against a transfer of same in accordance with the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

            (5) The Participant either has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of the Participant's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Corporation or any affiliated or selling agent, directly or indirectly, can be reasonably assumed to have the capacity to protect his own interests in connection with acquisition of the Option and exercise thereof.

        The foregoing representations and warranties are true and accurate as of the Award Date and of the date of delivery of Common Stock acquired pursuant to the Option and shall survive such date and such delivery. If, in any respect, such representations and warranties shall not be true and accurate as of any of the foregoing dates, the Participant shall give written notice of such fact to the Corporation specifying which representations and warranties are not true and accurate and the reasons therefor.

        (b) The Committee may impose such conditions on the Option or on its exercise or acceleration or on the payment of any withholding obligation (including, without limitation, restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

        9. Notices. Any notice to be given to the Corporation under the terms of the Award Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be sent to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given on the date of delivery, if delivered by hand, or 3 days after deposit into U.S. mails of a notice sent by registered or certified mail (postage and registry or certification fee prepaid) or the date after being timely delivered to a recognized messenger service or overnight courier for next day delivery (delivery charges prepaid).

        10. Effect of Award Agreement. The Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation to the extent provided in the Plan and to any permitted successor, assign and transferee of the Participant.

        11. Tax Withholding. The provisions of the Plan are hereby incorporated and shall govern any withholding that the Corporation is required to make with respect to an exercise of the Option as well as the Corporation's right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities. No Common Stock acquired pursuant to an exercise of the Option may be transferred to the Participant or any permitted successor, assign or transferee unless and until the Corporation has withheld, or has received payment from the Participant or such permitted successor, assign or transferee of, all amounts the Corporation is so required to withhold.

        12. Terms of the Plan Govern. Except with respect to terms specifically set forth in this Award Agreement, the Award and this Award Agreement are subject to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan. The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

        13. Laws Applicable to Construction. The interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California without giving effect to any conflict of law provisions.

        IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his hand as of the date and year first above written.

                                       THE KUSHNER-LOCKE COMPANY


                                        By:____________________________
                                           Bruce Lilliston
                                           President


                                        PARTICIPANT



                                       ________________________________
                                       Peter Locke


                                       ________________________________
                                       (Address)

                                       ________________________________
                                       (City, State, Zip Code)


                                       ________________________________
                                       (Social Security Number)